Exhibit 10.3

June 27, 2023

Vikram Grover

CEO

FOMO WORLDWIDE, INC.

831 W North Ave.

Pittsburgh, PA 15233

To SMARTSolution Technologies, Inc. and Diamond Technology Solutions LLC:

This is notice that FOMO WORLDWIDE, INC., 100% owner of SST and DTS, is transferring 100% of the operating assets of SST, including its tech install group vehicles, equipment, tools, and supplies, employee contracts, and critical trade payables, vendor agreements, and employment agreements, to DTS. The transfer price is $1 payable in cash or accruals between SST and DTS.

Vikram Grover
CEO
FOMO WORLDWIDE, INC.

June 27, 2023

Vikram Grover

CEO

FOMO WORLDWIDE, INC.

831 W North Ave.

Pittsburgh, PA 15233

To SMARTSolution Technologies, Inc. (“SST”) and Diamond Technology Solutions LLC (“DTS”):

This is notice that FOMO WORLDWIDE, INC., 100% owner of SST and DTS, is transferring 100% of the customer list of SST, including its K12 school districts, government accounts, enterprise customers, and all other leads, contacts, or arrangements as well as a copy of SST’s QuickBooks financial records since inception of the business as a sole proprietorship 07-16-1996 and LP and Inc. on or around 10-05-1998, to DTS. The transfer price is $1 payable in cash or accruals between SST and DTS.

Vikram Grover
CEO
FOMO WORLDWIDE, INC.